UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2008

STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

1333 South Clearview Parkway Jefferson, Louisiana (Address of principal executive offices)	70121 (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On October 8, 2008, Stewart Enterprises, Inc. (“Stewart”) issued a press release announcing that it was surprised and disappointed by the unexpected withdrawal, as indicated in the letter from Service Corporation International (“SCI”) to Stewart on October 7, 2008, of SCI’s previous proposal made to acquire Stewart for $11 per share (the “Proposal”). In September 2008, after Stewart’s Board of Directors and independent committee consulted with its financial and legal advisors regarding the Proposal, Stewart’s Board determined to explore, among others, the opportunity presented by the Proposal and to share information with SCI pursuant to a confidentiality agreement between the parties. The press release includes a copy of Stewart’s letter dated October 7, 2008 responding to SCI, which reads as follows:
(Company Letterhead)
October 7, 2008
Thomas L. Ryan
President and Chief Executive Officer
Service Corporation International
1929 Allen Parkway
Houston, TX 77019
Dear Tom:
We were surprised and disappointed by the timing and content of your letter.
Your letter comes at a time when we had finished preparing the due diligence information you requested and we were awaiting the mark-up of the confidentiality agreement.
We disagree with how you characterize the current state of our discussions in a number of ways. Throughout our discussions you had consistently communicated to us that you were prepared to consider increasing your offer after receipt of limited due diligence information, that you were comfortable with the anti-trust regulatory risk and that your ability to deliver financing was key to the transaction.
It is disappointing that you are publicly attempting to characterize us as unreasonable when the only thing that seems to have changed since our initial discussions is the state of the financing markets. It has now become apparent to us that either your level of commitment to this transaction or your ability to consummate this transaction is not what it once was. Our Board will continue to assess all of our alternatives to maximize shareholder value and also remains open to an appropriate dialogue with SCI with respect to a transaction.

Sincerely,
Thomas J. Crawford

     Copies of the press release and letter to SCI are attached as Exhibits 99.1 and 99.2, respectively.
     The attached exhibits are not filed, but furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit
Number	Description
99.1	Press Release by Stewart Enterprises, Inc. dated October 8, 2008

99.2	Letter to SCI dated October 7, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
October 8, 2008	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release by Stewart Enterprises, Inc. dated October 8, 2008

99.2	Letter to SCI dated October 7, 2008